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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

I, Russell Ciphers, President of American Stone Industries (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Annual Report on Form 10-KSB of the Company for the period ending December 31, 2004 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results or operations of the Company.

Date: March 30, 2005

      /s/ Russell Ciphers, Sr.
-------------------------------------
President and Chief Executive Officer
(Principal Executive Officer and
Principal Financial Officer)